EXHIBIT 23 (p) (13)

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                                 CODE OF ETHICS
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                      MORGAN STANLEY INVESTMENT MANAGEMENT
                                 CODE OF ETHICS



Effective December 31, 2004





The investment advisers, distribution companies and related service companies listed on the attached Schedule A that operate within Morgan Stanley Investment Management (each, a "Covered Company" and collectively, "Investment Management") have adopted this Code of Ethics (the "Code"). The principal objectives of the Code are (i) to provide policies and procedures consistent with applicable law and regulation, including Rule 17j-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), and Section 204 A of the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and (ii) make certain that the personal trading and other business activities of Employees of Investment Management (defined in Section III. below) are conducted in a manner consistent with applicable law and regulation and the general principles set forth in the Code.

Employees of Investment Management are also subject to the "Morgan Stanley Code of Conduct - Securities and Asset Management Businesses" (the "Code of Conduct"), and the Morgan Stanley Code of Ethics and Business Practices, which can be found on the Law Portal of the Morgan Stanley Today intranet site. Employees are reminded that they are also subject to other Morgan Stanley Investment Management policies, including policies on insider trading, the receipt of gifts, the handling of all internally distributed proprietary and confidential information, Morgan Stanley Investment Management Senior Loan Firewall Procedures, and service as a director of a publicly traded company. All internally distributed information is proprietary and confidential information and should not be discussed with people outside of Morgan Stanley Investment Management or shared with anybody outside of the Investment Department.










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                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

I.     Policy Highlights.......................................................1

II.    General Principles......................................................2
       A.  Shareholder and Client Interests Come First ........................2
       B.  Avoid Actual and Potential Conflicts of Interest....................3

III.   Definitions ............................................................3
       A.  Access Persons......................................................3
       B.  Covered Accounts....................................................4
       C.  Covered Securities..................................................4
       D.  Investment Personnel................................................4

IV.    Grounds for Disqualification from Employment............................4

V.     Personal Securities Transactions........................................5
       A.  Prohibited Conduct..................................................5
       B.  Restrictions and Limitations on Personal Securities Transactions ...5
       C.  Exempt Securities...................................................9
       D.  Pre-Clearance Requirement..........................................11
       E.  Permitted Brokerage Accounts and Accounts Holding Mutual Funds.....13

VI.    Reporting Requirements.................................................15
       A.  Report of Transactions.............................................15
       B.  Form of Reporting..................................................18
       C.  Responsibility to Report...........................................18
       D.  Leave of Absence...................................................18
       E.  Where to File Report...............................................18
       F.  Responsibility to Review...........................................19

VII.   Code of Ethics Review Committee........................................19

VIII.  Service as a Director and Outside Business Activities..................19

IX.    Gifts..................................................................20

X.     Sanctions..............................................................20

XI.    Employee Training and Certification....................................20


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I.    Policy Highlights
      -----------------

      The Code is designed so that all acts, practices and courses of business engaged in by Employees are conducted in accordance with the highest possible standards and to prevent abuses or even the appearance of abuses by Employees relating to their personal trading and other business activity. Compliance with the Code is a matter of understanding the basic requirements and making sure the steps the Employee takes with respect to each Personal Securities Transaction (defined herein) and his/her personal investment is in accordance with these requirements. This Section sets forth selected rules that frequently raise questions. These are by no means comprehensive and Employees must examine the specific sections of the Code for more details and are strongly urged to consult the Compliance Department when questions arise:

           > Shares of Morgan Stanley/Van Kampen open-end investment companies that are advised by Investment Management ("Affiliated Mutual Funds"), whether purchased, sold or exchanged in a brokerage account, directly through a transfer agent or in a 401(k) or other retirement plan, including the Morgan Stanley 401(k) plan, are exempt from pre-clearance requirements but are subject to holding and reporting requirements. AFFILIATED MUTUAL FUNDS MAY NOT BE SOLD, REDEEMED OR EXCHANGED UNTIL AT LEAST 60 CALENDAR DAYS FROM THE PURCHASE TRADE DATE. SHARES IN THE SAME AFFILIATED MUTUAL FUND MAY NOT BE REPURCHASED UNTIL AT LEAST 60 CALENDAR DAYS FROM THE SALE TRADE DATE. INVESTMENT PERSONNEL, DEFINED HEREIN, MAY NOT SELL, REDEEM OR EXCHANGE AFFILIATED MUTUAL FUNDS UNTIL AT LEAST 90 CALENDAR DAYS FROM THE PURCHASE TRADE DATE AND ARE SUBJECT TO THE REPURCHASE RESTRICTIONS ABOVE;

           > Shares of open-end investment companies that are sub-advised by Investment Management ("Sub-advised Mutual Funds"), are exempt from pre-clearance requirements but are subject to reporting requirements.

           > Purchases and sales of shares in money market funds continue to be exempt from preclearance, holding period and reporting requirements of the Code;

           > Employees must maintain brokerage accounts at Morgan Stanley unless an exception is granted. All accounts for the purchase of Affiliated Mutual Funds and Sub-advised Mutual Funds must be pre-approved by the Compliance Department before opening;

           > All Personal Securities Transactions must be pre-cleared through the Compliance, Department, except as set forth herein;

           > Employees may only transact in MWD stock during designated window periods and all transactions must be pre-cleared. The restrictions imposed by Morgan Stanley on Senior Management and other persons in connection with transactions


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              in MWD stock are in addition to this Code, and must be observed to the extent applicable;

           > Exchange Traded Funds ("ETFs") and closed-end mutual funds must be pre-cleared and are subject to all other holding and reporting requirements;

           > Employees are prohibited from acquiring any security in an initial public offering (IPO) or any other public underwriting;

           > Private placements, participation on the Board of any company and any outside business activities must be pre-approved by the Code of Ethics Review Committee;

           > Employees may not sell Covered Securities, defined herein, under any circumstances unless they have been held for at least 30 days and they may not be sold at a profit until at least 60 calendar days from the purchase trade date;

           > Employees may not repurchase any security sold by the Employee within the previous 30 days and may not repurchase such security within the previous 60 days if the purchase price is lower than any sale price within the 60-day period;

           > Portfolio managers and research analysts and those who report to them, may not trade in a security if accounts they manage trade in the same security within the 7 days prior to or 7 days following the Employee's transaction;

          > Employees are required to submit an Initial Holdings Report upon hire, Quarterly Transactions Reports and an Annual Report and Compliance Certification.

II.   General Principles
      ------------------

      A.      Shareholder and Client Interests Come First
              -------------------------------------------

              It is the policy of Investment Management to comply with all applicable federal securities laws. This Code is designed to assist Employees in fulfilling their regulatory and fiduciary duties.

              Every Employee owes a fiduciary duty to the shareholders of registered investment companies (each; a "Fund" and collectively, the "Funds") and to the Managed Account Clients (defined as clients other than registered investment companies including unregistered investment companies, institutional clients and individuals). This means that in every decision relating to investments, every Employee must recognize the needs and interests of the Fund shareholders and the Managed Account Clients, and be certain that at all times the interests of the


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              Fund shareholders and other Managed Account Clients are placed ahead of any personal interest.

      B.      Avoid Actual and Potential Conflicts of Interest
              ------------------------------------------------

              The restrictions and requirements of the Code are designed to prevent behavior which actually or potentially conflicts, or raises the appearance of an actual or potential conflict, with the interests of the Fund shareholders or the Managed Account Clients. It is of the utmost importance that the Personal Securities Transactions of Employees be conducted in a manner consistent with both the letter and spirit of the Code to avoid any such conflict of interest and to prevent abuse of an Employee's position of trust and responsibility.

III.  Definitions
      -----------

      A. "Access Persons" shall include all directors, officers, and employees of Investment Management or any other person who provides investment advice on behalf of an investment adviser under Investment Management and is subject to the supervision and control of such investment adviser, as well as certain other persons falling within such definition under Rule 17j-1 under the 1940 Act or Rule 204A-1 under the Advisers Act and such other persons that may be so deemed by each Local Compliance Group from time to time, except those persons who are not officers and directors of an investment adviser under Investment Management (or of any company in a control relationship to the Fund or an investment adviser under Investment Management) and who meet the following criteria: (i) directors and officers of Morgan Stanley Distributors Inc., Morgan Stanley Distribution Inc., Morgan Stanley & Co., and Van Kampen Funds Inc. (each a "Distributor" and collectively, the "Distributors") that do not devote substantially all of their working time to the activities (including distribution activities) of an investment adviser under Investment Management; (ii) directors and officers of the Distributors who do not, in the ordinary course of business make, participate in, or obtain information regarding the purchase or sale of securities by the Funds or Managed Account Clients, or whose functions or duties in the ordinary course of business relate to the making of any recommendation to the Funds or Managed Account Clients regarding the purchase and sale of securities on behalf of a Fund or a Managed Account Client; and (iii) directors and officers of the Distributors that do not have access to information regarding the day-to-day investment activities of Investment Management shall not be deemed Access Persons. Such persons are, however, subject to the Code of Conduct. The Local Compliance Group for each Covered Company will identify all Access Persons of Investment Management and notify them of their pre-clearance and reporting obligations at the time they become an Access Person. Access Persons will be referred to as


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              "Employees" throughout the Code. Employees with questions
              concerning their status as Access Persons are urged to consult with their Local Compliance Group.

      B. "Covered Accounts" shall include any account in which an Employee has, or acquires any direct or indirect beneficial ownership in a security held in the account. Generally, an employee is regarded as having beneficial ownership of securities held in an account in the name of: (1) the individual; (2) a husband, wife or minor child; (3) a relative sharing the same house; (4) another person if the Employee (i) obtains benefits substantially equivalent to ownership of the securities; (ii) can obtain ownership of the securities immediately or at some future time; or (iii) can have investment discretion or otherwise can exercise control. In addition, as described in the Code, certain circumstances constitute Beneficial Ownership, defined herein, by an Employee of securities held by a trust.

      C. "Covered Securities" shall include all securities, any option to purchase or sell, and any security convertible into or exchangeable for such securities. For example, Covered Securities also include, but are not limited to individual securities, open-end mutual funds, exchange traded funds, closed-end funds and unit investment trusts. Exemption from certain requirements of the Code may apply to designated Covered Securities, as set forth below. In addition, certain securities, such as money market funds, are exempt from the definition of "Covered Security" as explained in the Code.

      D. "Investment Personnel" shall mean any Employee who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities or anyone who, in connection with their job functions, has real-time knowledge of such recommendations or anyone who controls the Fund or an investment adviser under Investment Management and who obtains information concerning recommendations made to the Funds or Managed Account clients regarding the purchase or sale of securities by the Fund or the Managed Account Client. This includes, but is not limited to, portfolio managers, research analysts, and all persons reporting to portfolio managers and research analysts and personnel in the trading department, among others.

IV.   Grounds for Disqualification from Employment
      --------------------------------------------

      Pursuant to the terms of Section 9 of the 1940 Act, no director, officer or employee of a Covered Company may become, or continue to remain, an officer, director or employee without an exemptive order issued by the U.S. Securities and Exchange Commission if such director, officer or employee:


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      o       within the past ten years has been convicted of any felony or misdemeanor (i) involving the purchase or sale of any security; or
              (ii) arising out of their conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the U.S. Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company or entity or person required to be registered under the U.S. Commodity Exchange Act; or

      o is or becomes permanently or temporarily enjoined by any court from: (i) acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the U.S. Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company or entity or person required to be registered under the U.S. Commodity Exchange Act; or (ii) engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

      It is your obligation to immediately report any conviction or injunction falling within the foregoing provisions to the Chief Legal or Compliance Officer of Investment Management.

V.    Personal Securities Transactions
      --------------------------------

      A.      Prohibited Conduct
              ------------------

              No Employee shall buy or sell any Covered Security (with the exception of those described in sub-section C. below) for a Covered Account (referred to herein as a "Personal Securities Transaction") unless:

              1.   pre-clearance of the transaction has been obtained; and

              2. the transaction is reported in writing to the Local Compliance Group in accordance with the requirements below.

      B.      Restrictions and Limitations on Personal Securities Transactions
              ----------------------------------------------------------------

              Except where otherwise indicated, the following restrictions and limitations govern Personal Securities Transaction:

              1. Covered Securities purchased may not be sold until at least 30 calendar days from the purchase trade date and may not be sold at a profit until at least 60 calendar days from the purchase trade date. Covered Securities


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                   sold may not be repurchased until at least 30 calendar days from the sale trade date. In addition, Covered Securities sold may not be purchased at a lower price until at least 60 calendar days from the sale trade date. Any violation may result in disgorgement of all profits from the transactions as well as other possible sanctions.

              2. Affiliated Mutual Funds (excluding money market funds), whether purchased in a brokerage account, directly through a transfer agent or in a 401(k) or other retirement plan, may not be sold, redeemed or exchanged until at least 60 calendar days from the purchase trade date. They may not be repurchased until at least 60 calendar days from the sale trade date. Investment Personnel may not sell, redeem or exchange such mutual funds until at least 90 calendar days from the purchase trade date and are subject to the repurchase restrictions above.

                   In the event of financial hardship, exceptions to this section of the Code may be granted, but only with the prior written approval of a Compliance Officer and the Employee's supervisor and the transaction is consistent with each Fund prospectus, if applicable.

              3.   No short sales are permitted.

              4. No transactions in options or futures are permitted, except that listed options may be purchased, and covered calls written. No option may be purchased or written if the expiration date is less than 60 calendar days from the date of purchase. No option position may be closed at a profit less than 60 calendar days from the date it is established.

              5. No Employee may acquire any security in an initial public offering (IPO) or any other public underwriting. No Employee shall purchase shares of a Fund that is managed by a Covered Company if such Fund is not generally available to the public, unless the vehicle is designed for Morgan Stanley employees and there is no intention of it becoming public in the future.

              6a. Private placements of any kind may only be acquired with special permission from the Code of Ethics Review Committee and if approved, will be subject to monitoring by the Local Compliance Group. Any Employee wishing to request approval for private placements must complete a Private Placement Approval Request Form and submit the form to the Local Compliance Group. A copy of the Private Placement Approval Request Form, which may be revised from time to time, is attached as EXHIBIT A. Where the Code of Ethics Review Committee approves any acquisition of a private placement, its decision and reasons for supporting the decision will be documented in a written report, which is to


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                   be kept for five years by the Local Compliance Group after the end of the fiscal year in which the approval was granted.

              6b. Any Employee who has a personal position in an issuer through a private placement must affirmatively disclose that interest if such employee is involved in considering any subsequent investment decision by a Fund or Managed Account regarding any security of that issuer or its affiliate(s). In such event, the President or Chief Investment Officer of Investment Management shall independently determine the final investment decision. Written records of any such circumstance shall be sent to the Local Compliance Group and maintained for a period of five years after the end of the fiscal year in which the approval was granted.

              Restrictions 7.a. and 7.b. apply only to portfolio managers and research analysts (and all persons reporting to portfolio managers and research analysts) of Investment Management.

              7a. No purchase or sale transaction may be made in any Covered Security by any portfolio manager or research analyst (or person reporting to a portfolio manager or research analyst) for a period of calendar days before or after that Covered Security is bought or sold by any Fund (other than Morgan Stanley Value-Added Market Series, Morgan Stanley Select Dimensions Investment Series - Value-Added Market Portfolio, and Morgan Stanley index funds, or Portfolios) or any Managed Account (other than index-based Managed Accounts) for which such portfolio manager or research analyst (or person reporting to a portfolio manager or research analyst) serves in that capacity.

              7b. The definition of portfolio manager shall also extend to any person involved in determining the composition of the portfolios of Funds that are UITs or who have knowledge of a composition of a UIT portfolio prior to deposit. These individuals shall not buy or sell a Covered Security within 7 calendar days before or after such Covered Security is included in the initial deposit of a UIT portfolio.

              Restriction 7.c. applies only to personnel in the trading department of each Covered Company.

              7c. No purchase or sale transaction may be made in any Covered Security traded through the appropriate Covered Company's trading desk(s) (as determined by the Local Compliance Group) by any person on that trading desk at the same time that any Fund (other than Morgan Stanley Value-Added Market Series, Morgan Stanley Select Dimensions Investment Series-Value-Added Market Portfolio, and Morgan Stanley index funds, or


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                   Portfolios) or any Managed Account (other than index-based
                   Managed Accounts) has a pending purchase or sale order in that same Covered Security.

              7d. Any transaction by persons described in sub-sections 7.a., 7.b., and 7.c. above within such enumerated period may be required to be reversed, if applicable, and any profits or, at the discretion of the Code of Ethics Review Committee, any differential between the sale price of the Personal Security Transaction and the subsequent purchase or sale price by a relevant Fund or Managed Account during the enumerated period, will be subject to disgorgement; other sanctions may also be applied.

              8. No Employee shall purchase or sell any Covered Security which to their knowledge at the time of such purchase or sale: (i) is being considered for purchase or sale by a Fund or a Managed Account; or (ii) is being purchased or sold by a Fund or a Managed Account. With respect to portfolio managers and research analysts (and all persons reporting to portfolio managers and research analysts) of a Covered Company, no such persons may purchase shares of a closed-end investment company over which such person exercises investment discretion.

              9. If a Personal Securities Transaction is not executed on the day pre-clearance is granted, it is required that pre-clearance be sought again on a subsequent day (i.e., open orders, such as limit orders, good until cancelled orders and stop-loss orders, must be pre-cleared each day until the transaction is effected). (1)

              10.  Employees shall not participate in investment clubs.

              11. Employees may only transact in MWD stock during designated window periods. Also, such transactions must be pre-cleared with Compliance. Holdings and transactions in MWD stock are subject to the initial, quarterly and annual reporting requirements as well as the 30-day holding period restriction and the 60-day short swing profit restriction(2). The restrictions imposed by Morgan Stanley on Senior Management and other persons in connection with transactions in MWD stock are in addition to this Code, and must be observed to the extent applicable. Employees are required to read the Code of Conduct for a listing of specific restrictions and limitations relating to the purchase or sale of MWD stock. Employees receiving MWD stock or options through EICP and other plans may be subject to certain

_________________________
(1) In the case of trades in institutional markets where the market has already closed, transactions must be executed by the next close of trading in that market.
(2) In connection with the sale of MWD stock, periodic purchases through employee sponsored equity purchase plans shall not be counted when calculating the 30-day holding period restriction or the 60-day short swing profit restriction.


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                   trading restrictions and exemptions. Employees should check
                   Employment documents and consult with the Compliance Department to address any questions.

              Important: Regardless of the limited applicability of Restrictions 7.a., 7.b., and 7.c. each Local Compliance Group monitors all transactions by Employees in all locations in order to ascertain any pattern of conduct that may evidence actual or potential conflicts with the principles and objectives of the Code, including a pattern of front-running. The Compliance Group of each Covered Company: (i) on a quarterly basis, will provide the Boards of Directors/Trustees of the Funds it manages with a written report that describes any issues that arose during the previous quarter under the Code and, if applicable, any Funds' Sub-Adviser's Code of Ethics, including but not limited to, information about material violations and sanctions imposed in response to the material violations; and (ii) on an annual basis, will certify that each Covered Company has adopted procedures reasonably necessary to prevent its Employees from violating the Code. Also, as stated elsewhere in this Code, any violation of the foregoing restrictions may result in disgorgement of all profits from the transactions as well as other possible sanctions.

      C.      Exempt Securities
              -----------------

              1. The securities listed below are exempt from: (i) the holding period and other restrictions of this Section V., sub-sections B.1., B.2., B. 7a-d. and B.8.; (ii) the pre-clearance requirements; and (iii) the initial, quarterly and annual reporting requirements. Accordingly, it is not necessary to obtain pre-clearance for Personal Securities Transactions in any of the following securities, nor is it necessary to report such securities in the quarterly Transaction Reports or the Initial Holdings Report and Annual Compliance Certification:

                   (a)   Direct obligations of the United States Government(3);
                   (b)   Bank Certificates of Deposit;
                   (c)   Bankers' Acceptances;
                   (d)   Commercial Paper; and
                   (e) High Quality Short-Term Debt Instruments (which for these purposes are repurchase agreements and any instrument that has a maturity at issuance of fewer than 366 days that is rated in one of the two highest categories by a Nationally Recognized Statistical Rating Organization).

_________________________
(3) Includes securities that carry full faith and credit of the U.S. Government for the timely payment of principal and interest, such as Ginnie Maes, U.S. Savings Bonds, and U.S. Treasuries. For international offices, the equivalent shares in fixed income securities issued by the government of their respective jurisdiction; however such securities are subject to the initial and annual reporting requirements of sub-section D.


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                   (f)   Shares held in money market funds.
                   (g) Shares held in open-end Mutual Funds other than Affiliated Mutual Funds and Sub-advised Mutual Funds.

              2. Transactions in redeemable Unit Investment Trusts are exempt from the restrictions contained in this Section V., sub-sections B.1. and B.7 and the pre-clearance requirement of Section V., sub-section A., but are subject to the reporting requirements of Section VI., sub-section A.

              3. Shares of Affiliated Mutual Funds are exempt from the pre-clearance requirement of Section V, sub-section A, but are subject to the account opening restrictions of Section V, sub-section E, initial, quarterly and annual reporting requirements of Section VI, and the holding period restrictions contained in Section V, sub-section B. Exchange Traded Funds ("ETFs") and closed-end funds must be pre-cleared and are subject to all other reporting requirements.

              4. Shares of Sub-advised Mutual Funds are exempt from the pre-clearance requirement of Section V, sub-section A, but are subject to the account opening restrictions of Section V, sub-section E, and initial, quarterly and annual reporting requirements of Section VI.

              5. All Employees wishing to participate in an issuer's direct stock purchase plan or automatic dividend reinvestment plans must submit a memorandum to the Local Compliance Group stating the name and the amount to be invested in the plan. Any sale transactions from an automatic dividend reinvestment plan must be pre-cleared. Purchases under an issuer's direct stock purchase plan or automatic dividend reinvestment plan are exempt from the restrictions contained in this Section V, sub-sections B.1., B.7a-d. and B.8. and the pre-clearance requirement but are subject to the reporting requirements.

              6. Transactions in Affiliated Mutual Funds within the Morgan Stanley 401(k) Plan(4) are exempt from the pre-clearance requirement of Section V. subsection A, but are subject to the initial, quarterly and annual reporting requirements of
                   Section VI. and the holding period restrictions contained in
                   Section V, sub-section B.

              7. Employees may maintain fully discretionary managed accounts provided that each of the following conditions are met: (i) the investment program is offered by Morgan Stanley; (ii) the portfolio manager's strategy/investment discipline/investment program offered/utilized is the same for both Employee and non-Employee client accounts; (iii) written

_________________________
(4) This includes Morgan Stanley Retirement Plans that are equivalent to 401(k) Plans in jurisdictions outside the United States.


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                   permission is obtained from the Director of Compliance and the Chief Investment Officer (or their designees) prior to opening a fully discretionary account; (iv) written certification is obtained stating that there will be no communication between the portfolio manager and the Employee with regard to investment decisions prior to execution; and
                   (v) Employee accounts will be treated no differently from non-Employee accounts. The Employee must designate duplicate copies of trade confirmations and statements to be sent to the Compliance Department. To the extent that an Employee directs trades for tax purposes, that Employee shall obtain pre-clearance for each transaction from his/her Local Compliance Group.

      D.      Pre-Clearance Requirement
              -------------------------

              1.   Personal Securities Transactions
                   --------------------------------

                   (a)   From Whom Obtained
                         ------------------

                         All Employees are required to obtain pre-clearance of Personal Securities Transactions in Covered Securities. Employees must complete the required Form, as described below, and submit it to the Compliance Department for approval.

                         A copy of the Personal Securities Transaction Approval Form, which may be revised from time to time, is attached as EXHIBIT B.

                   (b)   Personal Securities Transaction Approval Process
                         ------------------------------------------------

                         Pre-clearance must be obtained by completing and signing the Personal Securities Transaction Approval Form and obtaining the proper pre-clearance signatures. The Approval Form must also indicate, as applicable, the name of the individual's financial advisor, the branch office numbers, as well as other required information.

                         If an Employee has more than one Covered Account, the Employee must indicate for which Covered Account the trade is intended on the Personal Securities Transaction Approval Form. Employees are required to have duplicate copies of their trade confirmations and Covered Account statements (which can be electronically transmitted) sent to the Local Compliance Group for each Covered Account the Employee has, or as a result of the transaction acquires, any direct or indirect beneficial ownership (as defined in sub-section E.3. below).


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                         Employees are required to: (i) confirm that no open
                         orders exist in the same or related security with the appropriate trading desk(s) (as determined by the Local Compliance Group); and (ii) have the transaction approved by the Local Compliance Group.

                         Portfolio managers and research analysts (or persons reporting to portfolio managers or research analysts) of Investment Management seeking pre-clearance for a Personal Securities Transaction must obtain an additional signature from a designated Senior Portfolio Manager (prior to pre-clearance from the Local Compliance Group). Trading desk personnel at any Covered Company seeking pre-clearance for a Personal Securities Transaction must obtain an additional signature from their immediate supervisor prior to pre-clearance from the Local Compliance Group.

                   (c)   Filing and Approval
                         -------------------

                         After all required signatures are obtained, the Personal Securities Transaction Approval Form must be filed with the Local Compliance Group. The Employee should retain a copy for his/her records.

                         Compliance will act on the request and notify the Employee whether the request has been approved or denied. If pre-clearance of a request is approved, it is effective only for a transaction completed prior to the close of business on the day of approval. Any transaction not completed will require a new approval.

                         Each Local Compliance Group has implemented procedures reasonably designed to monitor purchases and sales effected pursuant to these pre-clearance procedures.

              2.   Factors Considered in Pre-Clearance of Personal Securities
                   ----------------------------------------------------------
                   Transactions
                   ------------

                   In reviewing any Personal Securities Transaction for pre-clearance, the following factors, among others, will generally be considered:

                   o Whether the amount or the nature of the transaction, or the Employee making it, is likely to affect the price or market of security that is held by a Fund or a Managed Account Client.
                   o Whether the purchase or sale transaction of the Covered Security by the Employee: (i) is being considered for purchase or sale by a


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                         Fund or a Managed Account; or (ii) is being purchased
                         or sold by a Fund or a Managed Account Client.
                   o Whether the individual making the proposed purchase or sale is likely to benefit from purchases or sales being made or considered on behalf of any Fund or a Managed Account Client.
                   o Whether the trans action is non-volitional on the part of the Employee.
                   o Whether the transaction is conducted in a manner that is consistent with the Code to avoid any appearance of impropriety.

                   In addition to the requirements set forth in the Code, the Local Compliance Group and/or, if applicable, designated Senior Portfolio Manager/immediate trading room supervisor (as appropriate), in keeping with the general principles and objectives of the Code, may refuse to grant pre-clearance of a Personal Securities Transaction in their sole discretion without being required to specify any reason for the refusal.

      E.      Permitted Brokerage Accounts and Accounts Holding Affiliated
              ------------------------------------------------------------
              Mutual Funds and Sub-advised Mutual Funds
              -----------------------------------------

              1.   Brokerage Accounts
                   ------------------

                   All securities transactions must be made through a Morgan Stanley brokerage account(5). No other brokerage accounts, including mutual fund accounts with brokerage capabilities, are permitted unless special permission is obtained from the Local Compliance Group. If an Employee maintains an account(s) outside of Morgan Stanley, that Employee must transfer his/her account(s) to a Morgan Stanley brokerage account as soon as practical (generally within 30 days). Failure to do so will be considered a significant violation of the Code. In the event permission to maintain an outside brokerage account is granted by the Local Compliance Group, it is the responsibility of the Employee to pre-clear transactions as required by the Code and to arrange for duplicate confirmations of all securities transactions and brokerage statements to be sent to the Local Compliance Group.

                   Prior to opening a Morgan Stanley brokerage account, Employees must obtain approval from their Local Compliance Group. No Employee may open a brokerage account unless a completed and signed copy of a Morgan Stanley Employee Account Request Form attached as EXHIBIT C is submitted to the Local Compliance Group for approval. Employees are

_________________________
(5) Morgan Stanley brokerage account shall mean an account with an affiliated Morgan Stanley broker in the Employee's local jurisdiction.


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                   responsible for reporting their Morgan Stanley account number to the Local Compliance Group.

              2.   Accounts Holding Affiliated Mutual Funds or Sub-advised
                   -------------------------------------------------------
                   Mutual Funds
                   ------------

                   The opening of an account for purchase of Affiliated Mutual Funds (other than participation in the Morgan Stanley 401(k)
                   Plan) or Sub-advised Mutual Funds must be pre-approved by the Local Compliance Group. Duplicate confirmations of all transactions and statements must be sent to the Local Compliance Group. (See EXHIBIT C).

              3.   Accounts Covered
                   ----------------

                   An Employee must obtain pre-clearance for any Personal Securities Transaction if such Employee has, or as a result of the transaction acquires, any direct or indirect beneficial ownership in the security.

                   The term "beneficial ownership" shall be interpreted with reference to the definition contained in the provisions of
                   Section 16 of the Securities Exchange Act of 1934. Generally, a person is regarded as having beneficial ownership of securities held in the name of:

                   (a)   the individual; or

                   (b)   a husband, wife or a minor child; or

                   (c)   a relative sharing the same house; or

                   (d) other person if the Employee: (i) obtains benefits substantially equivalent to ownership of the securities; (ii) can obtain ownership of the securities immediately or at some future time; or (iii) can have investment discretion or otherwise can exercise control.

                   The following circumstances constitute Beneficial Ownership by an Employee of securities held by a trust:

                   (a) Ownership of securities as a trustee where either the Employee or members of the Employee's immediate family have a vested interest in the principal or income of the trust.

                   (b) Estate or trust accounts in which the Employee has the power to effect investment decisions, unless a specific exemption is granted.


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                   (c)   Any Employee who is a settlor of a trust is required to
                         comply with all the provisions of the Code, unless special exemption in advance is granted by the Local Compliance Group and: (i) the Employee does not have any direct or indirect beneficial interest in the trust; (ii) the Employee does not have the direct or indirect power to effect investment decisions for the trust, and (iii) the consent of all the beneficiaries is required in order for the Employee to revoke the trust.

                   It is the responsibility of the Employee to arrange for duplicate confirmations of all securities transactions and statements to be sent to the Local Compliance Group. The final determination of beneficial ownership is a question to be determined in light of the facts of each particular case. If there are any questions as to beneficial ownership, please contact your Local Compliance Group.

              4.   Accounts Exempt from Pre-approval Requirement
                   ---------------------------------------------

                   Pre-approval is not required for any account where the Employee does not have direct or indirect beneficial ownership. In case of doubt as to whether an account is a Covered Account, Employees must consult with their Local Compliance Group.

VI.   Reporting Requirements
      ----------------------

      A.      Report of Transactions
              ----------------------

              Employees are subject to several reporting requirements including an Initial Listing of Securities Holdings and Accounts when an Employee commences employment with Investment Management, Quarterly Securities Transactions and New Accounts Reports and an Annual Listing of Securities Holdings Report and Certification of Compliance. It is the responsibility of Employees to submit their reports to Compliance in a timely manner. Compliance will notify Employees of their Quarterly and Annual Reporting obligations under the Code.

              1.   Initial Listing of Securities Holdings and Brokerage and
                   --------------------------------------------------------
                   Mutual Fund Accounts Report
                   ---------------------------

                   When an Employee begins employment with Investment Management or a person otherwise becomes an Access Person, he or she must provide an Initial Listing of Securities Holdings and Brokerage Accounts Report to their Local Compliance Group not later than 10 days after the person becomes an Access Person (which information must be current as of a date no more than 45 days prior to the date the person becomes an Access Person),


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                   disclosing: (i) all Covered Securities, including Affiliated
                   Mutual Funds and Sub-advised Mutual Funds, and private placement securities beneficially owned by the Employee, listing the title and type of the security, and as applicable the exchange ticker symbol or CUSIP number, number of shares held, and principal amount of the security; (ii) the name of the broker, dealer, bank or financial institution where the Employee maintains a personal account; and (iii) the date the report is submitted by the Employee.

              2.   Quarterly Securities Transactions and New Brokerage and
                   -------------------------------------------------------
                   Mutual Fund Accounts Reports
                   ----------------------------

                   Quarterly Securities Transactions and New Brokerage and Mutual Fund Accounts Reports must be submitted by Employees within 10 calendar days after the end of each calendar quarter. Any new brokerage account, any account opened for the purchase of Affiliated Mutual Funds, Subadvised Mutual Funds, or any mutual fund account(s) with brokerage capabilities opened during the quarter without their Local Compliance Group's prior approval must also be reported within 10 calendar days after the end of each calendar quarter. (See EXHIBIT E.)

                   (a) All Personal Securities Transactions in Covered Securities, and all securities transactions in Affiliated Mutual Funds and Sub-advised Mutual Funds must be reported in the next quarterly transaction report after the transaction is effected. Please note exceptions to this in sub-section (b) below. The quarterly report shall contain the following information:

                         (i) The date of the transaction, the title and type of the security, and as applicable the exchange ticker symbol or CUSIP number, interest rate and maturity date (if applicable), number of shares and principal amount of each security involved;

                         (ii) The nature of the transaction (i.e., purchase, sale, or any other type of acquisition or disposition);

                         (iii) The price at which the purchase or sale was effected;

                         (iv) The name of the broker, dealer, bank or other financial institution with, or through which, the purchase or sale was effected; and


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                         (v)    The date the report was submitted to the Local
                                Compliance Group by such person.

                         In addition, any new brokerage account, any account opened for the purchase of Affiliated Mutual Funds or Sub-advised Mutual Funds, or any mutual fund account with brokerage capabilities opened during the quarter without approval from the Local Compliance Group must be reported. The report must contain the following information:

                         (i) The name of the broker, dealer, bank or other financial institution with whom the account was established;

                         (ii)   The date the account was established; and

                         (iii)  The date the report is submitted by the
                                Employee.

                   (b) Exemption from Filing Quarterly Report - An Employee need not make a quarterly transaction report if he/she:
                         (i) maintains only a Morgan Stanley brokerage account, direct account for the purchase of Affiliated Mutual Funds and/or Morgan Stanley 401(k) Plan and the report would duplicate information contained in the trade confirms, system generated reports or account statements received by the Local Compliance Group. In addition, the Employee must not have opened any new brokerage accounts or mutual fund accounts without obtaining approval from their Local Compliance Group during the quarter.

              3.   Annual Listing of Securities Holdings Reports and
                   -------------------------------------------------
                   Certification of Compliance
                   ---------------------------

                   The Annual Listing of Securities Holdings Report and Certification of Compliance requires all Employees to provide an annual listing of holdings of: (i) all Covered Securities beneficially owned including all Affiliated Mutual Funds and Sub-advised Mutual Funds (excluding money market accounts), listing the title and type of the security and as applicable the exchange ticker, symbol or CUSIP number, number of shares held, and principal amount of the security as of December 31 of the preceding year, (ii) the name of any broker, dealer, bank or financial institution where the account(s) in which these Covered Securities were maintained, as of December 31 of the preceding year; and (iii) the date the report is submitted. This report must be provided no later than 30 calendar days after December 31 each year. In the case of Employees maintaining a


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                   Morgan Stanley brokerage account(s),direct account for the purchase of Affiliated Mutual Funds, and/or Morgan Stanley 401(k) Plan for which trade confirms, system generated reports or account statements are already received on a quarterly basis by the Local Compliance Group, an annual certification (Certification of Compliance) that the holdings information already provided to the Local Compliance Group accurately reflects all such holdings will satisfy the aforementioned requirement.

      B.      Form of Reporting
              -----------------

              The Initial Listing of Securities Holdings and Brokerage Accounts Report, Quarterly Securities Transactions and New Brokerage Accounts Reports, and the Annual Listing of Securities Holdings Report and Certification of Compliance must be completed on the appropriate forms, attached as EXHIBITS D, E, AND F respectively, which would be provided by each Local Compliance Group. By not submitting a quarterly transaction report form, an Employee will be deemed to have represented that such person has: (i) executed reportable transactions only in accounts listed with the Local Compliance Group; or (ii) only traded securities exempt from the reporting requirements. Copies of the Initial Listing of Securities Holdings Report and Brokerage and Mutual Fund Accounts Report, Quarterly Securities Transactions and New Brokerage and Mutual Fund Accounts Reports, and the Annual Listing of Securities Holdings Report and Certification of Compliance, which may be revised from time to time, are attached as EXHIBITS D, E, AND F, respectively.

      C.      Responsibility to Report
              ------------------------

              The responsibility for reporting is imposed on each Employee required to make a report. Any effort by a Covered Company to facilitate the reporting process does not change or alter that individual's responsibility.

      D.      Leave of Absence
              ----------------

              Employees on leave of absence may not be subject to the pre-clearance and reporting provisions of the Code, provided that, during their leave period, they: (i) do not participate in, obtain information with respect to, make recommendations as to, or make the purchase and sale of securities on behalf of a Fund or a Managed Account Client; and (ii) do not have access to information regarding the day-to-day investment activities of Investment Management.

      E.      Where to File Report
              --------------------

              All reports must be filed by Employees with their Local Compliance Group.


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      F.      Responsibility to Review
              ------------------------

              Each Local Compliance Group will review all Initial Listing of Securities Holdings and Brokerage and Mutual Fund Accounts Reports, Quarterly Securities Transactions and New Brokerage and Mutual Fund Accounts Reports, and Annual Listing of Securities Holdings Reports and Certification of Compliance, filed by Employees, as well as broker confirmations, system generated reports, and account statements.

VII.  Code of Ethics Review Committee
      -------------------------------

      A Code of Ethics Review Committee, consisting of the President/Chief Operating Officer, Chief Investment Officer, Chief Legal Officer, Chief Compliance Officer and the Chief Administrative Officer - Investments, of Investment Management or their designees will review and consider any proper request of an Employee for relief or exemption from any restriction, limitation or procedure contained herein consistent with the principles and objectives outlined in this Code. The Committee shall meet on an ad hoc basis, as it deems necessary, upon written request by an Employee stating the basis for the requested relief. The Committee's decision is within its sole discretion.

VIII. Service as a Director and Outside Business Activities
      -----------------------------------------------------

      A.      Approval to Serve as a Director
              -------------------------------

              No Employee may serve on the board of any company without prior approval of the Code of Ethics Review Committee. If such approval is granted, it will be subject to the implementation of information barrier procedures to isolate any such person from making investment decisions for Funds or Managed Accounts concerning the company in question.

      B.      Approval to Engage in Outside Business Activities
              -------------------------------------------------

              No Employee may engage in any outside business activities without prior approval of the Code of Ethics Review Committee. If such approval is granted, it is the responsibility of the Employee to notify Compliance immediately if any conflict or potential conflict of interest arises in the course of such activity.

      C.      Approval Process
              ----------------

              A copy of a Form for approval to serve as a Director and to engage in Outside Business Activities is attached as EXHIBIT G. This form should be completed and submitted to Compliance for processing.


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IX.   Gifts
      -----

      No Employee shall accept directly or indirectly anything of value, including gifts and gratuities, in excess of $100 per year from any person or entity that does business with any Fund or Managed Account, not including occasional meals or tickets to theater or sporting events or other similar entertainment. Client entertainment expenses generally are not considered gifts if: (i) Firm personnel are present; (ii) a Firm client is present; and (iii) the entertainment is not so regular or frequent that it creates the appearance of impropriety.

X.    Sanctions
      ---------

      All violations of this Code will be reported promptly to the applicable Chief Compliance Officer. Investment Management may impose such sanctions as they deem appropriate, including a reprimand (orally or in writing), monetary fine, demotion, suspension or termination of employment and/or other possible sanctions. The President/Chief Operating Officer of Investment Management and the Chief Legal Officer or Chief Compliance Officer together, are authorized to determine the choice of sanctions to be imposed in specific cases, including termination of employment.

XI.   Employee Training and Certification
      -----------------------------------

      All new Employees will receive training on the principles and procedures of this Code. New Employees are also required to sign a copy of this Code indicating their understanding of, and their agreement to abide by the terms of this Code.

      In addition, Employees are required to certify annually that: (i) they have read and understand the terms of this Code and recognize the responsibilities and obligations incurred by their being subject to this Code; and (ii) they are in compliance with the requirements of this Code, including but not limited to the reporting of all brokerage accounts, and the pre-clearance of all non-exempt Personal Securities Transactions in accordance with this Code.


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I have read and understand the terms of the above Code. I recognize the responsibilities and obligations, including but not limited to my quarterly transaction, annual listing of holdings, and initial holdings reporting obligations (as applicable), incurred by me as a result of my being subject to this Code. I hereby agree to abide by the above Code.




____________________________________        ____________________________________
(Signature)                                 (Date)


_____________________________________
(Print name)

MORGAN STANLEY INVESTMENT MANAGEMENT CODE OF ETHICS

Effective December 31, 2004.




















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                                                                      SCHEDULE A
                                                                      ----------


MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED
MORGAN STANLEY INVESTMENT MANAGEMENT COMPANY
MORGAN STANLEY ASSET & INVESTMENT TRUST
      MANAGEMENT CO., LIMITED
MORGAN STANLEY INVESTMENT MANAGEMENT
      PRIVATE LIMITED

MORGAN STANLEY AIP GP LP
MORGAN STANLEY HEDGE FUND PARTNERS GP LP
MORGAN STANLEY HEDGE FUND PARTNERS LP
MORGAN STANLEY SERVICES COMPANY INC.
MORGAN STANLEY DISTRIBUTORS INC.
MORGAN STANLEY DISTRIBUTION INC.
MORGAN STANLEY & CO. INCORPORATED
VAN KAMPEN ASSET MANAGEMENT
VAN KAMPEN ADVISORS INC.
VAN KAMPEN INVESTMENTS, INC.
VAN KAMPEN FUNDS INC.
VAN KAMPEN TRUST COMPANY
VAN KAMPEN INVESTOR SERVICES INC.




















                                       22

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
                                                                                                                           EXHIBIT A

                                                MORGAN STANLEY INVESTMENT MANAGEMENT
                                               PRIVATE PLACEMENT APPROVAL REQUEST FORM

              (Attach a copy of the private placement memorandum, offering memorandum or any other relevant documents)


NAME: ______________________________________________________________    EMPLOYEE ID #:_________________

OFFICE PHONE NUMBER: _______________________________________________    E-MAIL:________________________

DEPARTMENT/JOB TITLE: ______________________________________________    COST CENTER:___________________

1.  Name of the sponsor's corporation, partnership or other entity:

    ________________________________________________________________________________________________________________________________

    Name of the private placement:__________________________________________________________________________________________________

2.  Is the sponsor's corporation, partnership or other entity:     [ ] Public             [ ] Private

3.  Type of security or fund:_______________________________________________________________________________________________________

4.  Nature of participation (e.g., stockholder, selling agent, general partner, limited partner). Indicate all applicable:

    ________________________________________________________________________________________________________________________________

5.  Have you received or will you receive "selling compensation"1 in connection
    with the transaction? [ ] Yes       [ ] No

    If yes, describe nature of compensation:________________________________________________________________________________________

    Amount of compensation:_________________________________________________________________________________________________________

6.  Planned date of transaction:____________________________________________________________________________________________________

7.  Size of offering (if a fund, size of fund):_____________________________________________________________________________________

8.  Size of your participation (number of units/shares and total dollar amount):

    ________________________________________________________________________________________________________________________________

9.  Your participation as a percentage of total shares or units outstanding:________________________________________________________

10. Does/Will the investment carry limited or unlimited liability?          [ ] Limited    [ ] Unlimited

11. Will the investment require any use of MSIM or any of its affiliates' premises, facilities or materials? [ ] Yes   [ ] No

    If "yes," please describe:______________________________________________________________________________________________________

12. Have you or do you intend to recommend, refer or solicit others in any way in connection with this investment? [ ] Yes   [ ] No

13. Is MSIM or any of its affiliates involved? [ ] Yes   [ ] No

    If "Yes," please describe:______________________________________________________________________________________________________

14. Describe the business to be conducted by the issuer of the private placement:

    ________________________________________________________________________________________________________________________________

15. If the private placement is a fund, describe its investment objectives (e.g. value, growth, core or specialty):

    ________________________________________________________________________________________________________________________________

16. Has this private placement been made available to any Morgan Stanley Fund or any Managed Account where either you or the person
    you report to exercises investment discretion? [ ] Yes   [ ] No

    If no, state why:_______________________________________________________________________________________________________________

17. If the answer to question 16 is "Yes," please describe which fund or managed account:___________________________________________

18. Do you participate or do you plan to participate in any investment decisions for the private placement? [ ] Yes   [ ] No

    If "Yes," please describe:______________________________________________________________________________________________________

19. Do you participate or do you plan to participate in the management of the sponsor? [ ] Yes   [ ] No

_________________________
(1) "Selling compensation" means any compensation paid directly or indirectly from whatever source in connection with or as a result of the purchase or sale of a security, including, though not limited to, commissions, finder's fees, securities or rights to acquire securities, rights to participate in profits, tax benefits, or dissolution proceeds, as a general partner or otherwise, or expense reimbursements.

    If "Yes," state title and give description of duties:___________________________________________________________________________

20. Describe how you became aware of this private placement:________________________________________________________________________

21. To the best of your knowledge, will this private placement result in an initial public offering within the next 12 to 18
    months? [ ] Yes   [ ] No



NOTE: You must also file an Outside Business Activities Form in advance with your Local Compliance Department if you intend to act as an officer, director or hold a management position in any business or entity other than MSIM or any of its affiliates.

I understand that approval, if granted, is based upon the completeness and accuracy of the information provided herein and I agree to observe any conditions imposed upon such approval. I will notify my Local Compliance Group in writing if any aspect of the private placement is proposed to be changed (e.g., investment focus of fund, compensation, involvement in organization's management)
and I hereby acknowledge that such changes may require further approvals or disinvestment by me.

I represent that (i) I have read and understand the MSIM Code of Ethics (the "Code") and recognize that I am subject thereto; (ii)
the above trade is in compliance with the Code; (iii) to the best of my knowledge, the above proposed trade does not represent a conflict of interest, or the appearance of a conflict of interest, with any Morgan Stanley Fund or Managed Account; (iv) I have no knowledge of any pending client orders in this security, nor is the above proposed trade in a related security which indirectly would result in a transaction in a security in which there are pending client orders; and (v) I have read and understand the private placement policy contained in the Code. Furthermore, I acknowledge that no action should be taken by me to effect the trade(s)
listed above until I have received formal approval.

By signing below, I certify that my responses to this Private Placement Approval Request Form are complete, true and accurate to the best of my knowledge. I hereby confirm that any private securities transaction described in this questionnaire is unrelated to and beyond the scope of my employment by Morgan Stanley or any of its affiliates. Notwithstanding the immediately preceding sentence, I understand that I must obtain consent to any private securities transaction, and I acknowledge that such consent, if granted, is revocable at any time and is subject to my understanding and acknowledgement that such private securities transaction is in no way sponsored by Morgan Stanley or any of its affiliates and shall give rise to no liability on the part of Morgan Stanley or any of its affiliates whatsoever, whether by way of indemnification, insurance or otherwise.

_______________________________________     ________________________________________     ____/____/____
(Employee - Signature)                      (Employee - Print Name)                      (Date)



_______________________________________     ________________________________________     ____/____/____
(Employee's Supervisor - Signature)         (Employee's Supervisor - Print Name)         (Date)



Date Received by the Local Compliance Group:___________________________





CODE OF ETHICS REVIEW COMMITTEE:

[ ] Approved        [ ] Not Approved

Name:__________________________________________________________  Title:____________________________________
                         (Please Print)

Signature______________________________________________________  Date: ____________________________________

                                                                                                                           EXHIBIT B

                                         MSIM PERSONAL SECURITIES TRANSACTION APPROVAL FORM
____________________________________________________________________________________________________________________________________
PRINT NAME                                  DEPARTMENT                                  NAME OF THE PORTFOLIO MANAGER TO WHOM
                                                                                        YOU REPORT (INVESTMENT DEPARTMENT
                                                                                        PERSONNEL ONLY)

___________________________________________________________________________________________ ________________________________________
MORGAN STANLEY BROKERAGE ACCOUNT NO                                                         NAME OF FINANCIAL ADVISOR (IF ANY):

____________________________________________________________________________________________________________________________________

        I HEREBY REQUEST PERMISSION TO EFFECT A TRANSACTION IN THE SECURITY AS INDICATED BELOW FOR MY OWN ACCOUNT OR OTHER ACCOUNT
IN WHICH I HAVE A BENEFICIAL INTEREST OR LEGAL TITLE. THE APPROVAL WILL BE EFFECTIVE ONLY FOR A TRANSACTION COMPLETED PRIOR TO THE
CLOSE OF BUSINESS ON THE DAY OF APPROVAL. ANY TRANSACTION, OR PORTION THEREOF, NOT SO COMPLETED WILL REQUIRE A NEW APPROVAL. A
SEPARATE FORM MUST BE USED FOR EACH SECURITY TRANSACTION. I UNDERSTAND THAT I AM REQUIRED TO INSTRUCT MY FINANCIAL ADVISOR TO SUPPLY
DUPLICATE CONFIRMS AND STATEMENTS OR OTHER RECORDS CONTAINING THE SAME INFORMATION ON ALL TRANSACTIONS TO MY LOCAL COMPLIANCE GROUP.

I UNDERSTAND AND AGREE TO ABIDE BY THE REQUIREMENTS SET FORTH IN THE MORGAN STANLEY INVESTMENT MANAGEMENT CODE OF ETHICS
(THE "CODE") AND THE FOLLOWING:

1.      In the case of a purchase, I agree that I will not sell the security within thirty days from the date of the purchase and/or sell the security at a profit within of sixty days from the date of the purchase transaction. In the case of a sale, I agree that I will not repurchase the security until at least thirty days from the sale trade date and/or purchase the security at a lower price for a minimum of sixty days from the date of the sale transaction. Any violation may result in disgorgement of all profits from the transaction.
2.      I represent that this security: (A) is not involved in an Initial Public Offering (IPO) or any other public underwriting and
        (B) does not involve a short sale, or futures transaction.
3.      For any private placement, I am aware that separate pre-approval must be obtained from the Morgan Stanley Investment
        Management Code of Ethics Review Committee.
4.      FOR portfolio MANAGERS, RESEARCH ANALYSTS AND PERSONS REPORTING TO SUCH PERSONS, AND ALL PERSONNEL IN THE TRADING
        DEPARTMENT:
                 (A) I hereby certify that: (i) in the case of a purchase, the availability of the security or securities being purchased is in no way related to my position with a Covered Company (defined in Section V. of the Code) and that the purchase of the securities by me will not take precedence over an investment in such security or securities by a client account, and (ii) the security or securities being purchased or sold are not currently being considered for purchase or sale by any client account with respect to which I, or any person who reports to me, has, or should have, knowledge.
                 (B) If I am an individual who reports to a portfolio manager, a research analyst, or someone reporting to a portfolio manager or research analyst, I understand that I must obtain a signature from a designated senior portfolio manager as part of the pre-clearance requirement. If I am an individual who works in the trading room, I understand that I must obtain a signature from my immediate supervisor as part of the pre-clearance requirement.
                 (C) If I am an individual who reports to a portfolio manager, a research analyst, or someone reporting to a portfolio manager or research analyst, I understand that in certain cases I may be required to disgorge any profits from a transact ion if a Fund or Managed Account buys or sells the same or related security within seven days preceding or subsequent to my transaction (see Section VI., sub-section B. 7) of the Code for a complete description of the scope of this restriction).
5.      I hereby certify that I have not obtained access to any material, non-public information. I understand that if I receive oral or written material, nonpublic information, I must discuss the situation immediately with my Local Compliance Group or
        Chief Legal Officer of Morgan Stanley Investment Management.
6.      I hereby certify that to the best of my knowledge, this security is not being purchased or sold and/or is not being considered for purchase or sale by any Fund or Managed Account.
____________________________________________________________________________________________________________________________________

A. PURCHASE
____________________________________________________________________________________________________________________________________
NAME OF SECURITY/SYMBOL      NUMBER OF SHARES OR      CUSIP NUMBER FOR      ACQUISITION PRICE      TOTAL PRICE
                             PRINCIPAL AMOUNT         FIXED INCOME
                                                      SECURITIES ONLY

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________
HAVE YOU SOLD ANY SHARES OF THIS SECURITY WITHIN THE PAST THIRTY DAYS?     [ ] YES    [ ] NO
IF YES, SEE YOUR LOCAL COMPLIANCE GROUP.
____________________________________________________________________________________________________________________________________
HAVE YOU SOLD ANY SHARES OF THIS SECURITY WITHIN THE PAST SIXTY DAYS?      [ ] YES    [ ] NO
IF YES, STATE THE PRICE PER SHARE: $
____________________________________________________________________________________________________________________________________
B. SALE
____________________________________________________________________________________________________________________________________
NAME OF SECURITY/SYMBOL                                                    CUSIP NUMBER FOR FIXED INCOME SECURITIES ONLY

_________________________________________ ______________________ _________________ _____________ ___________________________________
NUMBER OF SHARES OR PRINCIPAL AMOUNT      DISPOSITION PRICE      TOTAL PRICE       DATE          UNIT PRICE AT
                                                                                   ACQUIRED      ACQUISITION

____________________________________________________________________________________________________________________________________
CHECK BOX IF THE SECURITY IS OFFERED THROUGH A PRIVATE PLACEMENT. IF SO, CONTACT YOUR LOCAL COMPLIANCE GROUP
FIRST.
[  ]
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________


____________________________________________________________________________________________________________________________________
HAVE YOU PURCHASED ANY SHARES OF THIS SECURITY WITHIN THE PAST THIRTY DAYS? [ ] YES   [ ] NO                  IF YES, SEE YOUR LOCAL
COMPLIANCE GROUP.
____________________________________________________________________________________________________________________________________
HAVE YOU PURCHASED ANY SHARES OF THIS SECURITY WITHIN THE PAST SIXTY DAYS?  [ ] YES   [ ] NO             IF YES, STATE THE PRICE PER
SHARE: $
____________________________________________________________________________________________________________________________________
PERMISSION:                             GRANTED: ___        DENIED:___
____________________________________________________________________________________________________________________________________

____________________________ _______________________________________________________________________________________________________
DATE/TIME:                    YOUR SIGNATURE:

____________________________ _______________________________________________________________________________________________________
DATE:                         IF APPLICABLE, SIGNATURE - DESIGNATED PORTFOLIO MANAGER:

____________________________ _______________________________________________________________________________________________________
DATE:                         IF APPLICABLE, SIGNATURE - IMMEDIATE SUPERVISOR:

____________________________ _______________________________________________________________________________________________________
DATE:                         IF APPLICABLE, TRADING DESK/DEPARTMENT SIGNATURE:

____________________________ _______________________________________________________________________________________________________
DATE:                         COMPLIANCE SIGNATURE:

____________________________________________________________________________________________________________________________________
*IF SHARES BEING SOLD WERE PURCHASED ON MORE THAN ONE DATE, EACH ACQUISITION DATE MUST BE LISTED FOR PURPOSES OF DETERMINING THE
THIRTY-DAY/ SIXTY-DAY HOLDING PERIOD RESTRICTIONS. THE WHITE COPY OF THIS PRE-APPROVAL FORM MUST BE RETURNED TO YOUR LOCAL
COMPLIANCE GROUP BY NOON OF THE DAY FOLLOWING EXECUTION OF THE TRADE.
(REV. 6/02)                        WHITE - LOCAL COMPLIANCE GROUP               PINK - EMPLOYEE COPY

                                                                                                                           EXHIBIT C

                                            MORGAN STANLEY INVESTMENT MANAGEMENT ("MSIM")

                                           EMPLOYEE REQUEST FORM FOR ACCOUNT PRE-APPROVAL

     Please complete this form to open a Morgan Stanley Account(1) or other account beneficially owned by you. Please make additional copies of this page as necessary in order to include information for all your accounts. This form will be returned to you after your Local Compliance Group's review.


     _________________________________  ___________________________________  _________________________
     PRINT NAME                         EMPLOYEE ID #                        FAX #

     _________________________________  ___________________________________  _________________________
     SOCIAL SECURITY #                  DEPARTMENT/BRANCH #                  ASSET MANAGEMENT ENTITY

     _________________________________
     PHONE #
____________________________________________________________________________________________________________________________________
     Check one of the following:

        [ ] I am a Morgan Stanley Investment Management employee.        [ ] I am a consultant/vendor/temp.

                 __________________________________________________________________________________________________
                                       I. BROKERAGE OR MUTUAL FUND ACCOUNT INFORMATION
                 __________________________________________________________________________________________________

                 [ ] I would like to open a MORGAN STANLEY & CO. BROKERAGE ACCOUNT (for MSIM Inc. & MSIG
                 employees only). PLEASE CONTACT THE EMPLOYEE TRADING DESK AT (212) 762-6194.

                 [ ] I would like to open a MORGAN STANLEY DW INC. (RETAIL IAS) BROKERAGE ACCOUNT WITH A FINANCIAL
                 ADVISOR. FOR IAS ACCOUNTS, PLEASE CALL (212) 314-7900 OR GO TO
                 http://www.morganstanleyindividual.com/accountoptions/

                 [ ] I would like to open an account for the purchase of Morgan Stanley/Van Kampen Mutual Funds with ____________________________________________________
                      (Morgan Stanley or other Financial Institution)
                 Account Title: _____________________________________________

                 Employee's relationship to account owner: ___________________________________

                 [ ] This account is NOT independently managed; I am involved in the investment decisions.(2)
                 [ ] This account is independently managed; I am NOT involved in the investment decisions.(3)

                 Name of investment manager and relationship, if any: ___________________________________________
                 __________________________________________________________________________________________________
                 __________________________________________________________________________________________________














_________________
(1) Morgan Stanley Accounts may include Morgan Stanley & Co. brokerage, Individual Advisory Services (IAS), PWM Account , or
separately managed accounts offered by Morgan Stanley.
(2) Your participation in the selection of any investment, including mutual funds, means that the account is NOT independently managed.
(3) You must not be involved in investment selections through recommendation, advice, and prior review or otherwise, or you must be a passive beneficiary of the account in order to represent that you are not involved in investment decisions for the account.

                 __________________________________________________________________________________________________
                                                  II. SEPARATELY MANAGED ACCOUNTS
                 __________________________________________________________________________________________________

                    [ ] I would like to participate in an investment program offered by Morgan Stanley.

                    The name of the Investment Program is: ___________________________________

                    The fully discretionary account is managed by: ___________________________________

                    I hereby certify that I have obtained written permission from the Chief Investment Officer (or his designee, see below) to open the fully discretionary account and there will be no communication between the portfolio manager and me with regard to investment decisions prior to execution.

                    __________________________________
                    ________________________________________
                    EMPLOYEE SIGNATURE                                          CIO OR DESIGNEE SIGNATURE
                 __________________________________________________________________________________________________
                 __________________________________________________________________________________________________


By signing below, you agree to abide by the Code of Conduct and MSIM's Code of Ethics with respect to any account maintained at Morgan Stanley.

DATE: _____________________________________________ SIGNATURE: ____________________________________________________

                              PLEASE ENSURE THAT YOUR LOCAL COMPLIANCE GROUP EITHER RECEIVES DUPLICATE
                            STATEMENTS AND TRADE CONFIRMATIONS OR RECORDS CONTAINING THE SAME INFORMATION

____________________________________________________________________________________________________________________________________

TO MORGAN STANLEY BROKERAGE:

Pursuant to NYSE Rule 407, please accept this form as notification that MSIM has approved the employee named above to maintain the account titled above with your firm. The employee has a beneficial interest in such account. This account must be coded with the appropriate employee account range, i.e.; Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., Morgan
Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust
Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Distributors Inc., , Morgan Stanley &
Co. Incorporated, Morgan Stanley Distribution, Inc., Morgan Stanley Services Company Inc., Van Kampen Asset Management, Van Kampen
Advisors Inc., Van Kampen Investments Inc., Van Kampen Funds Inc., in order to permit appropriate review by the Local Compliance
Group.

APPROVED BY: _____________________________________________________________________
             SIGNATURE - COMPLIANCE GROUP


             _____________________________________________________________________        __________________________________________
             PRINT NAME - COMPLIANCE GROUP                                                DATE

____________________________________________________________________________________________________________________________________
To be Completed by a Morgan Stanley Broker_______________________________________________________

____________________________________________________________________________________________________________________________________










                                                                                                                         Rev. (6/04)

                                                                                                                           EXHIBIT D

                                           MORGAN STANLEY INVESTMENT MANAGEMENT ("MSIM")
                                   INITIAL LISTING OF SECURITIES HOLDINGS AND BROKERAGE ACCOUNTS
                                   -------------------------------------------------------------

I hereby certify that the following is a complete and accurate listing as of the date hereof of all beneficially owned brokerage accounts or mutual fund accounts with brokerage facilities and Covered Securities(1) held therein. I understand that if I am an
Access Person of MSIM, I must provide this information to my Local Compliance Group no later than ten (10) calendar days after my hire date. Failure to do so within this time period will be considered a violation of MSIM's Code of Ethics:

I.  BROKERAGE ACCOUNTS MAINTAINED: I maintain the following BROKERAGE ACCOUNTS OR MUTUAL FUND ACCOUNTS WITH BROKERAGE FACILITIES
    (List below or attach the most recent account statement containing ALL information required below):

____________________________________________________________________________________________________________________________________
                                                                                             RELATIONSHIP TO
     NAME OF ACCOUNT             ACCOUNT HELD AT:             ACCOUNT NUMBER           ACCOUNTHOLDER (SELF, SPOUSE,
                                                                                               CHILD, ETC.)
______________________________ _____________________________ ________________________ ______________________________________________

______________________________ _____________________________ ________________________ ______________________________________________

______________________________ _____________________________ ________________________ ______________________________________________

____________________________________________________________________________________________________________________________________
     (Use additional sheets if necessary)

Except where exceptional circumstances exist, accounts are required to be held with a Morgan Stanley broker. Accordingly, unless I am granted approval to maintain these accounts outside of Morgan Stanley, I agree to transfer them as soon as practicable (generally thirty days or less) to Morgan Stanley. Pending transfer of these accounts to Morgan Stanley, I will not effect any brokerage transactions in these accounts and I will arrange for my Local Compliance Group to receive duplicate confirmations and monthly statements for each such account.

II. SECURITIES OWNED: List each COVERED SECURITY held in the account(s) listed above or attach the most recent brokerage account statement(s) containing ALL information required below:

____________________________________________________________________________________________________________________________________
                        TYPE OF SECURITY
TITLE OF SECURITY     (common stock, bond,       NUMBER OF SHARES     PRINCIPAL AMOUNT     DATE ACQUIRED     DESCRIPTION OF INTEREST
                     private placement etc.)
__________________ ___________________________ ____________________ ____________________ _________________ _________________________

__________________ ___________________________ ____________________ ____________________ _________________ _________________________

__________________ ___________________________ ____________________ ____________________ _________________ _________________________

__________________ ___________________________ ____________________ ____________________ _________________ _________________________

____________________________________________________________________________________________________________________________________
     (Use additional sheets if necessary)




_______________________
(1) "Covered Securities" include all securities (including securities held in ESOP, IRA or other accounts), except for direct obligations of the United States Government, Bank Certificates of Deposit, Bankers' Acceptances, Commercial Paper, High Quality
Short-term Debt Instruments, and Shares of Open-end Investment Companies.

III. REQUEST TO MAINTAIN OUTSIDE BROKERAGE ACCOUNTS: I HEREBY REQUEST APPROVAL TO MAINTAIN ONE OR MORE OF THE BROKERAGE ACCOUNTS
     LISTED IN SECTION I. ABOVE BASED ON THE FOLLOWING:
      PLEASE CHECK THE APPROPRIATE BOX(ES).

      [ ]    The account is independently managed and I am not involved in investment selections through recommendation, advice, prior review or otherwise, or, I am a passive beneficiary of the account and am not involved in the investment decisions.

                    List account:_____________________________________________________________________________________________

                    Name of investment manager and family relationship, if any:

                    __________________________________________________________________________________________________________

      [ ]    A participant in the account is employed by another asset management firm or brokerage firm which requires the account to be maintained at such firm. I will arrange for duplicate confirmations and monthly statements to be sent to my Local
             Compliance Group.

                    List account:_____________________________________________________________________________________________

      [ ]    Other (explain)

                    List account:_____________________________________________________________________________________________

By signing this form, I acknowledge that I have received and understand the MSIM Code of Ethics and the Code of Conduct. I agree to abide by the provisions of the Code of Ethics and the Code of Conduct and to promptly notify my Local Compliance Group of any changes to the above information.

_______________________________________                         ____/____/____
(Sign Name)                                                     (Date)

_______________________________________
(Print Name)

_______________________________________
Employee Position/Title

____________________________________________________________________________________________________________________________________

LOCAL COMPLIANCE GROUP:
[ ]     Approved                    [ ]     Not Approved

_______________________________________                         ____/____/____
Signature                                                       (Date)





                                                                                                                         (Rev. 6/02)

                                                                                                                           EXHIBIT E

                                                MORGAN STANLEY INVESTMENT MANAGEMENT

                                                 QUARTERLY SECURITIES TRANSACTIONS,
                                   NEW BROKERAGE ACCOUNT AND MORGAN STANLEY/VAN KAMPEN MUTUAL FUND
                                                         CONFIDENTIAL REPORT
                                                         -------------------


                                               FOR THE QUARTER ENDED:     XX/XX 200X

UNLESS your Morgan Stanley accounts are limited to those listed in section (A) below ("Morgan Stanley Accounts") or you maintain approved non-Morgan Stanley accounts but have not engaged in any transactions in securities other than those listed in section (B)
below ("Exempted Securities"), you are required to provide the information requested in section (B) below to your Local Compliance
Group NO LATER THAN 10 CALENDAR DAYS after the end of each calendar quarter.

If your Local Compliance Group does not receive a response from you within the required time period, you will be deemed as applicable: (i) not to have executed any reportable transactions; or (ii) to have only executed reportable transactions in an account that is automatically reported to your Local Compliance Group; AND (iii) not opened any new brokerage account, any account for the purchase of Morgan Stanley/Van Kampen Mutual funds or any mutual fund accounts with brokerage capabilities during the quarter. FAILURE TO COMPLY WITH THE FOREGOING WILL BE CONSIDERED A VIOLATION OF THE MORGAN STANLEY INVESTMENT MANAGEMENT CODE OF
ETHICS.


A.    PLEASE PRINT THIS FORM AND COMPLETE SECTION (B) BELOW UNLESS YOUR ACCOUNTS ARE WITH A MORGAN STANLEY BROKER and BROKER TRADE
      CONFIRMS AND ACCOUNT STATEMENTS OR OTHER RECORDS WITH THE SAME INFORMATION ARE BEING SENT TO YOUR LOCAL COMPLIANCE GROUP;
      AND/OR

B.    PLEASE COMPLETE THE FOLLOWING (OR ATTACH BROKERAGE CONFIRMATIONS IN LIEU) FOR ALL SECURITIES TRANSACTIONS EXECUTED DURING THE
      QUARTER EXCEPT FOR TRANSACTIONS IN:

             o  Direct Obligations of the U.S. Government;
             o  Bank Certificates of Deposit;
             o  Bankers' Acceptances;
             o  Commercial Paper;
             o  High Quality Short-Term Debt Instruments (which for these purposes are repurchase agreements and any instrument that has a maturity at issuance of less than 366 days that is rated in one of the two highest categories by a nationally recognized statistical rating organization);
             o  Shares held in money market funds, including Morgan Stanley/Van Kampen money market funds; and
             o  Shares of non-affiliated Open-End Investment Companies (mutual funds).

___________________________________________________________________________________________________________________________________
DATE OF         NUMBER OF SHARES/          TITLE OF SECURITY          UNIT PRICE     TOTAL PRICE     BROKER NAME &
TRANSACTION     PRINCIPAL AMOUNT      (INCLUDING, IF APPLICABLE,                                     ACCOUNT NUMBER
                                      INTEREST AND MATURITY DATE)
____________________________________________________________________________________________________________________________________
                                             PURCHASES AND ACQUISITIONS
____________________________________________________________________________________________________________________________________

______________ ____________________ ________________________________ ______________ ______________ _________________________________

______________ ____________________ ________________________________ ______________ ______________ _________________________________

____________________________________________________________________________________________________________________________________

                                            SALES AND OTHER DISPOSITIONS
____________________________________________________________________________________________________________________________________

______________ ____________________ ________________________________ ______________ _______________ ________________________________

______________ ____________________ ________________________________ ______________ _______________ ________________________________

____________________________________________________________________________________________________________________________________

IF YOU OPENED A NEW ACCOUNT(S) THIS QUARTER WITHOUT YOUR LOCAL COMPLIANCE GROUP'S APPROVAL, STATE THE DATE THE ACCOUNT(S)
OPENED?_____________________________________________________________________________________________________________________________

WHAT IS THE NAME OF THE BROKER DEALER OR FINANCIAL INSTITUTION WITH WHOM YOU ESTABLISHED THE ACCOUNT?_______________________________
____________________________________________________________________________________________________________________________________

Please check the appropriate boxes:

I currently take part in the:
                           [ ]  Tax Deferred Equity Participation Plan ("TDEPP")
                           [ ]  Employee Stock Purchase Plan ("ESPP")
                           [ ]  401(k) Plan ("401(k)")
                           [ ]  Equity Incentive Compensation Program ("EICP")
                           [ ]  Other (Employee Stock Ownership Plan)
                           [ ]  None





Name: ________________________________

Signed: ______________________________

Date: _____/_____/_______




















(REV. 6/04)

                                                                                                                           EXHIBIT F

                                                MORGAN STANLEY INVESTMENT MANAGEMENT

                                              ANNUAL LISTING OF SECURITIES HOLDINGS AND
                                              -----------------------------------------
                                                     CERTIFICATION OF COMPLIANCE
                                                     ---------------------------

      I hereby certify that: (1) I have read and understand the Code of Ethics (the "Code"); which has been adopted by the above entity; and recognize the responsibilities and obligations incurred by my being subject to the Code; (2) except as noted below, all transactions entered into since January 1, 20XX in securities of which I had direct or indirect beneficial ownership under the Code have been effected in accordance with the provisions of the Code; (3) all my personal securities accounts are reflected completely and accurately on the attached list and all securities beneficially owned by me are reflected accurately in such accounts, as required to be disclosed pursuant to the Code (unless otherwise noted below); and (4) if applicable, I have indicated below the employer sponsored plan(s) in which I participate.


EXCEPTIONS:

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

ANY ERRORS/OMMISSIONS TO MY LIST OF ACCOUNT(S) AND/OR ANNUAL SECURITIES HOLDINGS
ARE NOTED BELOW:

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

PLEASE CHECK THE APPROPRIATE BOXES:
-----------------------------------

I currently take part in the:
                                 [ ]  Tax Deferred Equity Participation Plan ("TDEPP")
                                 [ ]  Employee Stock Purchase Plan ("ESPP")
                                 [ ]  Saving Today Affords Retirement Tomorrow ("START")
                                 [ ]  Equity Incentive Compensation Program ("EICP")
                                 [ ]  Other (Employee Stock Ownership Plan, 401K)
                                 [ ]  None





Name: __________________________     Signature: ______________________________

Date: __________________________





Rev.06/02

                                                                                                                           EXHIBIT G

                                                MORGAN STANLEY INVESTMENT MANAGEMENT
                                                  OUTSIDE BUSINESS ACTIVITIES FORM

NAME: _________________________________________________________   EMPLOYEE ID #:_______________________________________

PHONE NUMBER (WORK): __________________________________________   E-MAIL:____________________________________

DEPARTMENT/JOB TITLE: _________________________________________   COST CENTER:_________________________________________

I.   INITIAL DISCLOSURE OF OUTSIDE BUSINESS ACTIVITIES:

     List below all outside business activities(1) you are involved in.
     _______________________________________________________________________________________________________________________________
     COMPANY NAME                  TYPE OF BUSINESS                  TITLE/POSITION                  DATE YOU FIRST BECAME
                                                                           HELD                      INVOLVED WITH ACTIVITY
     ___________________________ ________________________________ ______________________________ ___________________________________

     ___________________________ ________________________________ ______________________________ ___________________________________

     _______________________________________________________________________________________________________________________________


     List any corporation of which you or a member of your immediate family directly or indirectly own, control, or hold the power to vote 5% percent or more of the outstanding voting securities. Please include the name of the organization, the date you first became involved with the organization, the nature of your involvement with the organization, and any other supporting documentation that may be deemed relevant.

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     List any joint ventures in which you participate outside your employment with Morgan Stanley Investment Management.

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     List any trustee or executor positions you hold other than those pertaining to your immediate family.

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

I.   PRE-CLEARANCE OF OUTSIDE BUSINESS ACTIVITIES: Complete this section for each outside business activity listed above or for any outside business activity you plan to engage in. Please note that all outside business activities must be pre-cleared through the completion and approval of this form. RETAIN A COPY OF THE COMPLETED FORM FOR YOUR RECORDS.

     1.   Do you currently serve, or do you plan to serve, as an officer, director/trustee, partner, or employee of any entity other than MSIM?
                                [ ] Yes           [ ] No

          o   If you plan to serve, or currently serve, as a director/trustee, is the company publicly or privately held?

                                [ ] Publicly      [ ] Privately

     2.   Do you or a member of your immediate family own, or plan to own, directly or indirectly, 5% or more of the outstanding voting securities of any entity?
                                [ ] Yes           [ ] No





__________________________
(1) "Outside business activities" are described in the Code of Conduct and generally refer to your associations with any entities other than Morgan Stanley or any of its affiliates.

     3.   Please provide the following information with respect to your outside business activity or planned outside business activity:

          o   Name of outside entity:  _____________________________________________________________________________________________

                             Address:  _____________________________________________________________________________________________

                                       _____________________________________________________________________________________________

          o   Country or state of formation:________________________________________________________________________________________

          o   Is the company publicly or privately held?       [ ] Publicly        [ ] Privately

          o   Type of business:_____________________________________________________________________________________________________

          o   Title or position:  [ ] Director/Trustee  [ ] Officer  [ ] Shareholder
                                  [ ] Partner           [ ] Employee [ ] Other______________________________________________________

          o   Amount of compensation from the outside business activity, if any: $__________________________________________________

                    Frequency of compensation from outside business activity:  [ ] Weekly      [ ] Bi-Weekly
                                                                               [ ] Monthly     [ ] Annually

          o   Amount and percentage of any stock ownership, partnership or other financial interest in this entity:

                    Number of shares or units:_________________________________________________________________

                    Cost per share or unit:____________________________________________________________________

                    Percentage of total shares or units:_______________________________________________________

          o   Description of your activities, duties, and responsibilities with regard to this entity:______________________________

              ______________________________________________________________________________________________________________________

          o   Date of First Involvement:____________________________________________________________________________________________

          o   Approximate amount of time spent or planned to be spent on outside business activity (hours/week): ___________________

          o   Approximate amount of time spent or planned to be spent on outside business activity during MSIM normal office hours
              (hours/week):_________________________________________________________________________________________________________

          o   Describe any relationship or connection of any kind between the outside entity and MSIM:______________________________

              ______________________________________________________________________________________________________________________

          o   Did MSIM request that you accept this position with the outside entity?   [ ] Yes     [ ] No

____________________________________________________________________________________________________________________________________

NOTE: A Private Placement Approval Request Form must also be completed, signed and forwarded to the Code of Ethics Review Committee
(please consult with your Local Compliance Group) for any private investment relating to the above outside business activity, including any personal investment or role in recommending or selling related securities to others.

By signing below, I certify that my responses to this Outside Business Activities Form are complete, true and accurate to the best of my knowledge. I will report any changes or corrections to this information promptly, in writing, to my Local Compliance Group and will obtain prior written acknowledgement or approval as required by the Local Compliance Group before any additional involvement such as participation in additional sales, holdings, compensation or participation in the company's management or before engaging in any future outside business activities. I hereby represent that this proposed outside business activity does not conflict with the interests of MSIM or the Morgan Stanley clients. I hereby confirm that the outside business activity described in this questionnaire is unrelated to and beyond the scope of my employment by MSIM. Notwithstanding the immediately preceding sentence, I understand that regulations and MSIM policy require that I obtain consent to engage in any outside business activity, and I acknowledge that such consent, if granted, is revocable at any time in MSIM's sole discretion and is subject to my understanding and acknowledgement that such outside business activity is in no way sponsored by MSIM and shall give rise to no liability on the part of MSIM whatsoever, whether by way of indemnification, insurance or otherwise.


Employee Signature:_________________________________________________________________        Date:___________________________________

Employee's Immediate Supervisor's Signature:________________________________________        Date:___________________________________

____________________________________________________________________________________________________________________________________

CODE OF ETHICS REVIEW COMMITTEE:  [ ] Approved         [ ] Not Approved

Name:_______________________________________________________      Signature:________________________________________________________

Title:______________________________________________________      Date:_____________________________________________________________